As filed with the Securities and Exchange Commission on September 3, 1999
                                          Registration Statement No.333-________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              JLM INDUSTRIES, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                                            06-1163710
--------------------------------                          ---------------------
(State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                         Identification Number)

                            8675 Hidden River Parkway
                              Tampa, Florida 33637
                                 (813) 632-3300
                  -------------------------------------------
                          (Address, including zip code,
                  of Registrant's principal executive offices)

                              JLM INDUSTRIES, INC.
                 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                             ----------------------
                            (Full title of the plan)

                          John L. Macdonald, President
                              JLM Industries, Inc.
                            8675 Hidden River Parkway
                              Tampa, Florida 33637
                                 (813) 632-3300
             -------------------------------------------------------
            (Name, address, including zip code, and telephone number
                   including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
    TITLE OF SECURITIES      AMOUNT TO BE     PROPOSED MAXIMUM OFFERING       PROPOSED MAXIMUM          AMOUNT OF
     TO BE REGISTERED         REGISTERED         PRICE PER SHARE(1)       AGGREGATE OFFERING PRICE  REGISTRATION FEE
     ----------------         ----------         ------------------       ------------------------  ----------------
Common Stock. . . . . . . .   50,000 shs.               $5.00                     $250,000               $70.00

====================================================================================================================

(1) Estimated pursuant to Rule 457(c), solely for the purpose of calculating the registration fee, based upon the average of the high and low prices for the common stock reported by the Nasdaq National Market on August 31, 1999.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Incorporation by Reference.

     This Registration Statement registers additional securities of the same class as other securities for which a Registration Statement filed on Form S-8 relating to the Company's 1997 Non-Employee Directors' Stock Option Plan is already effective. Pursuant to General Instruction E of this form, the contents of the Company's previous registration statement for such plan (Registration Statement No. 333-32339) are incorporated herein by reference.

ITEM 8.        EXHIBITS.

EXHIBIT
NUMBER        DESCRIPTION
------        -----------

5 Opinion of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association, as to the legality of the Common Stock being registered.

23.1 Consent of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association (contained in Exhibit 5).

23.2          Consent of Deloitte & Touche LLP.

24            Powers of Attorney (contained in signature page).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on the 31st day of August, 1999.

                                        JLM Industries, Inc.


                                     By: /s/JOHN L. MACDONALD
                                     -------------------------
                                         John L. Macdonald
                                         President and Chief Executive Officer


     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned officers and directors of JLM Industries, Inc., a Delaware corporation, for himself and not for one another, does hereby constitute and appoint John L. Macdonald, John T. White and Frank A. Musto, each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to any and all amendments, including post-effective amendments, to this registration statement, with respect to the proposed issuance, sale and delivery of shares of its Common Stock, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and each of the undersigned for himself hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                             DATE
---------                             -----                             ----

/s/JOHN L. MACDONALD         President, Chief Executive        August 31, 1999
--------------------            Officer and Director
John L. Macdonald           (Principal Executive Officer)

/s/FRANK A. MUSTO            Chief Financial Officer, Vice     August 31, 1999
------------------             President and Director
Frank A. Musto               (Principal Financial Officer
                              and Principal Accounting
                                      Officer)

/s/WALTER M. TARPLEY         Vice President and Director       August 31, 1999
--------------------
Walter M. Tarpley

/s/SEAN D. MACDONALD         Vice President and Director       August 31, 1999
--------------------
Sean D. MacDonald

SIGNATURE                             TITLE                             DATE
---------                             -----                             ----

-------------------                 Director
Jerry L. Weinstein

-----------------                   Director
Thomas F. Kennedy

------------------                  Director
Charles N. Neivert

                                  EXHIBIT INDEX



EXHIBIT
NUMBER        DESCRIPTION
------        -----------

5 Opinion of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association, as to the legality of the Common Stock being registered.

23.1 Consent of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association (contained in Exhibit 5).

23.2          Consent of Deloitte & Touche LLP.

24            Powers of Attorney (contained in signature page).